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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2007

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

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              Nevada                        001-32202                           88-0408274
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  (State or Other Jurisdiction of    (Commission File Number)        (IRS Employer Identification No.)
          Incorporation)
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         6370 Nancy Ridge Drive, Suite 112
               San Diego, California                                 92121
     ---------------------------------------                       ---------
     (Address of Principal Executive Offices)                      Zip Code

                                 (858) 657-0287
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER INFORMATION.

         On October 15, 2007, we issued a press release announcing (i) the appointment of Amaresh Basu, Ph.D. as our Vice President, Research and Development, and (ii) our retention of Regulus Pharmaceutical Consulting to advise us on regulatory agency approvals and quality assurance systems. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1     Press release dated October 15, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 16, 2007                        MICROISLET, INC.


                                                 By:  /s/ Michael J. Andrews
                                                      ----------------------
                                                       Michael J. Andrews
                                                       Chief Executive Officer